PREPAID EXPENSES AND OTHER CURRENT ASSETS - Schedule of Prepaid Expenses And Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Receivable from third party companies	¥ 205,775		¥ 933,947
Security deposits, net of credit loss	129,590		906,720
Others	42,613		80,880
Prepaid expenses and other current assets	¥ 377,978	$ 51,784	¥ 1,921,547